EXHIBIT 99.1

American Resources Corporation’s American Metals LLC Executes

Business Combination with Nasdaq Listed AI Transportation Acquisition Corp

~ The proposed transaction represents a total equity value of USD 170 million for the combined company on a pro forma basis ~

~ American Metals LLC, a cutting-edge recycler of metals for the electrified economy, operates within the U.S. coal country surrounded by an abundance of copper, aluminum and metal reserves from former thermal coal mines ~

~ Leveraging its successful track record, American Metals LLC seeks to expand its preprocessing of both end of life magnets, lithium-ion batteries and ferrous metals to ensure a domestic supply chain for copper, aluminum, steel, plastic as well as rare earth and battery elements ~

New York, New York and Fishers, Indiana, July 1, 2024 - American Resources Corporation’s (NASDAQ: AREC) (“American Resources”) wholly-owned subsidiary, American Metals LLC (“American Metals”), and AI Transportation Acquisition Corp (Nasdaq: AITR), a publicly-listed special purpose acquisition company (“AITR”), today announced that American Metals and AITR have executed a definitive business combination agreement (the “Business Combination Agreement”) for a proposed business combination (the “Business Combination”) in a transaction valued at $170,000,000.

Pursuant to the Business Combination Agreement, each of AITR and American Metals will become wholly-owned subsidiaries of a newly formed Delaware corporation, Electrified Materials Corporation (“Pubco”), which will serve as the parent company of AITR and American Metals following the consummation of the Business Combination. It is anticipated that the combined company will be listed on the Nasdaq Stock Market under the ticker symbol “EMCO.”

American Metals is a cutting-edge recycler of metals to the electrified economy and processor of used metals and minerals to be recycled and further refined into new steel-based, battery-grade and magnet-grade products. Today, American Metals operates within the U.S. with its origins being the reclamation of former thermal coal mines. By leveraging its regional logistics and infrastructure as well as its knowledge and affiliation with ReElement Technologies Corporation (“ReElement”), an industry-leading refining technology platform, American Metals expects to expand its presence in the high-growth market of used steel, rare-earth elements, battery materials while also cleaning up old infrastructure left behind from the declining mining industry.

The exploding demand for these metals worldwide is expected to result in an undersupply, threatening the realization of the energy transition. Despite their scarcity, the recycling rate for many critical metals is below 5%, with total recycled metals in batteries currently around 1%, and recycling rate of certain rare earths even below 1%, according to the World Economic Forum’s April 24, 2024 report.1 American Metals is uniquely positioned to be a leading producer of critical metals while contributing to a reduction in global greenhouse gases. Importantly, American Metals has also established a complete closed-loop supply chain for such materials through its non-exclusive partnership with ReElement to refine such material to battery and magnet grade (lithium, cobalt, nickel, rare earth elements and copper).

Mark Jensen, Chairman and CEO of American Resources Corporation said, “This is an exciting moment for American Metals. Our American Metals division is uniquely positioned to expand its business in the recycling marketplace through direct engagements as well as joint venture partnerships such as with ReElement Technologies Corporation. The company has been working with additional partners on cutting edge technologies to reduce labor costs and maximize margins for shareholders in the recycling process. This business combination provides American Metals an exciting growth platform to further capitalize its business to expand its footprint and use of technology and automation in the recycling business of rare earth magnets, battery materials, copper, aluminum and ferrous metals, while also leveraging its partnership with ReElement to aggregate and process a variety recycled feedstocks. We’re excited to continue to foster this business combination with the AITR team to generate attractive value for our shareholders.”

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Mr. Yongjin Chen, Chairman and CEO of AITR added, “We’re thrilled to partner with the American Metals team to capitalize on their proven track record and support the expansion of their operations to meet the demand for critical metals. Moreover, a significant amount of energy greenhouse gas emission reductions is possible from the scaleup of renewable technologies, many of which rely on critical metals. We have strong confidence in American Metals’ management team and business model. We look forward to a successful closing of the Business Combination.”

The completion of the Business Combination is subject to regulatory approvals, the approval of the transaction by the shareholders of AITR and American Metals, and the satisfaction or waiver of other customary closing conditions.

Throughout the Business Combination, AITR will endeavor to support American Metals’ business growth to strengthen American Metals’ position in the high-growth market of used steel and rare-earth metals markets. American Metals believes that its planned listing, in addition to creating a capital platform for its development and gaining the attention of investors in the international capital markets, will further promote American Metals’ growth strategy.

Additional information about the Business Combination, including a copy of the Business Combination Agreement, will be available in a Current Report on Form 8-K to be filed by AITR with the Securities and Exchange Commission (the “SEC”), followed by a Registration Statement on Form S-4 to be filed by Pubco with the SEC.

Advisors

Rimon P.C. serves as United States legal counsel to AITR and Ogier (Caymans) serves as Cayman Islands counsel. Loeb & Loeb LLP serves as United States legal counsel to American Metals LLC. ARC Group Limited is acting as sole financial advisor to AITR.

1Special Meeting on Global Collaboration, Growth and Energy for Development 2024 | World Economic Forum (weforum.org)

About American Resources Corporation

American Resources Corporation (NASDAQ: AREC) is a next-generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure market. The American Resources is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking, critical and rare earth minerals for the electrification market, and reprocessed metal to be recycled. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon and rare earth mineral deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure and electrification markets while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the American Resources on Facebook, Twitter, and LinkedIn.

About American Metals LLC

American Metals LLC (“American Metals”) was formed by, and is a wholly-owned subsidiary of, American Resources Corp (Nasdaq: AREC). American Metals is a cutting-edge recycler of metals for the electrified economy. It controls the preprocessing of both end of life magnets, batteries and ferrous metals that enables American Metals to ensure a domestic supply chain for copper, aluminum, steel, plastic as well as rare earth and battery elements through its refining partnership with ReElement Technologies, LLC, another wholly-owned subsidiary of American Resources Corp.

About AI Transportation Acquisition Corp.

AI Transportation Acquisition Corp. (“AITR”) is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Efforts to identify a prospective target business will not be limited to a particular business, industry or sector or geographical region. On November 8, 2023, AITR consummated an initial public offering of its units, with each unit consisting of one ordinary share and one right to receive one-eighth (1/8) of one ordinary share upon consummation of AITR’s initial business combination.

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Important Information About the Proposed Business Combination and Where to Find It

For additional information on the proposed transaction, see AITR’s Current Report on Form 8-K, which will be filed concurrently with this press release. In connection with the proposed transaction, AITR intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus, and other documents regarding the proposed transaction. AITR’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/ prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about American Metals and AITR and the proposed business combination.

Promptly after the Form S-4 is declared effective by the SEC, AITR will mail the definitive proxy statement/prospectus and a proxy card to each shareholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and shareholders of AITR are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by AITR with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, or by directing a request to AITR, 10 East 53rd Street, Suite 3001, New York, New York 10022.

Participants in the Solicitation

AITR and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from AITR’s shareholders in connection with the proposed transaction. A list of the names of those directors and executive officers and a description of their interests in AITR will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov.

Information about AITR’s directors and executive officers and their ownership of AITR shares of common stock is set forth in AITR’s final prospectus for its for its initial public offering filed with the SEC on November 9, 2023, and as amended and filed on November 13, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

American Metals and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of AITR in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is included in the proxy statement/prospectus filed with the SEC on Form S-4. Shareholders, potential investors and other interested persons should read the proxy statement/ prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to (i) trends in the financial advisory industry, including changes in demand and supply related to American Metals’ products; (ii) American Metals’ growth prospects and American Metals’ market size; (iii) American Metals’ projected financial and operational performance including relative to its competitors; (iv) new product and service offerings American Metals may introduce in the future; (v) the potential transaction, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to consummate the potential transaction successfully; (vi) the risk the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of AITR securities; (vii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the shareholders of AITR; (viii) the effect of the announcement or pendency of the proposed business combination on AITR’s or American Metals’ business relationships, performance and business generally; (ix) the outcome of any legal proceedings that may be instituted against AITR or American Metals related to the proposed business combination or any agreement related thereto; (x) the ability to maintain the listing of AITR on Nasdaq; (xi) the price of AITR’s securities, including volatility resulting from changes in the competitive and regulated industry in which American Metals operates, variations in performance across competitors, changes in laws and regulations affecting American Metals’ business and changes in the combined capital structure; (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination and identify and realize additional opportunities; and (xiii) other statements regarding AITR’s or American Metals’ expectations, hopes, beliefs, intentions and strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties.

You should carefully consider the risks and uncertainties described in the “Risk Factors” section of AITR’s final prospectus filed with the SEC on November 9, 2023, and as amended and filed on November 13, 2023, for its initial public offering and, the proxy statement/prospectus relating to this transaction, which is expected to be filed by AITR with the SEC, other documents filed by AITR from time to time with SEC, and any risk factors made available to you in connection with AITR, American Metals, and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of American Metals and AITR) and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. AITR and American Metals caution that the foregoing list of factors is not exclusive.

No Offer or Solicitation

This press release relates to a proposed business combination between AITR and American Metals, and does not constitute a proxy statement or solicitation of a proxy and does not constitute an offer to sell or a solicitation of an offer to buy the securities of AITR or American Metals, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Contacts

American Resources or American Metals Contact:

Mark LaVerghetta

Vice President of Corporate Finance and Communications

317-855-9926 ext. 0

investor@americanresourcescorp.com

AI Transportation Acquisition Corp

Mr. Yongjin Chen

Chief Executive Officer

10 East 53rd Street, Suite 3001

New York, NY 10022

Email: chenyongjin@ds-cap.com

SOURCE: AI Transportation Acquisition Corp and American Resources Corporation

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